_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 8, 2002

           Saxon Asset Securities Company
(Exact Name of Registrant as Specified in its Charter)

Virginia State or Other Jurisdiction Of Incorporation)	333-67170 (Commission File Number)	52-1865887 (I.R.S. Employer Identification No.)

4880 Cox Road Glen Allen, Virginia (Address of Principal Executive Offices)	23060 (Zip Code)

Registrant's telephone number, including area code: (804) 967-7400

                                       No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.1

            Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Greenwich Capital Markets, Inc. (the "Underwriter") in respect of Saxon Asset Securities Company Mortgage Loan Asset Backed Certificates, Series 2002-1, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class M-1, Class M-2, Class B, Class X-IO, Class P, Class C, Class R and Class S Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement dated March 8, 2002, and the related Prospectus, dated September 25, 2001 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under Registration Statements on Form S-3 (No. 333-67170) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning each underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

            Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

____________________________ [1] Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

           (a)     Not applicable.

           (b)     Not applicable.

           (c)     Exhibits:

                    99.1            Computational Materials. (P)

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY
By: /s/ Bradley D. Adams______________ Name: Bradley D. Adams Title: Senior Vice President

Dated: March 8, 2002

EXHIBIT INDEX

Exhibit No.                                 Description                                          Page No.

99.1                                           Computational Materials                             P

Exhibit 99.1 Computational Materials (P)

[To be filed on Form SE]